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                                                                    EXHIBIT 10.8


                              SHORT FORM OF LEASE

         LEASE AGREEMENT, made between ESTATE OF IVALENE KUYKENDALL (landlord) and P & A REMEDIATION, LLC. (tenant). For good consideration it is agreed between the parties as follows:

1. Landlord hereby leases and rents to Tenant the premises described as follows: (describe leased premises)

               1700 FT. HOUSE AND LOTS LOCATED AT 505 KNOX STREET
                      OLNEY, TX. (SEE EXHIBIT "A" AS MAP)

2. This Lease shall be in effect for a term of ONE years, commencing on DECEMBER 1, 1998 and terminating on NOVEMBER 30, 1999.

3. Tenant shall pay Landlord the annual rent of $6600.00 during said term, in monthly payments of $550.00, each, payable monthly in advance.

4. Tenant shall, at its own expense, provide the following utilities: ALL UTILITIES Landlord shall at its own expense, provide the following utilities:
NONE

5.       Tenant further agrees that:

         a) Upon the expiration of the lease it will return possession of the leased premises in its present condition, reasonable wear and tear, and fire casualty excepted. Tenant shall commit no waste too the leased premises.

         b) It shall not assign or sub-let or allow any other person to occupy the leased premises without Landlord's prior written consent / EXCEPT FOR INTERNAL CORPORATE OR TAX PURPOSES.

         c) It shall not make any material or structural alterations TO THE HOUSE to the leased premises without the Landlord's prior written consent. BUT HAVE FULL AUTHORITY ON LOTS/PASTURE.

         d) It shall comply with all building, zoning and health codes and other applicable laws for said leased premises.

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         e) It shall not conduct a business deemed extra hazardous, a nuisance or requiring an increase in fire insurance premiums. Tenant warrants the leased premises shall be used only for the following type business: (describe) HOUSE FOR RESIDENCE, LOTS & ACREAGE FOR BUSINESS OF OILFIELD SAWAGE / PIPE YARD. LESSEE MAY MAKE STRUCTURAL IMPROVEMENTS INCLUDING BUILDINGS IF DESIRED.

         f) In the event of any breach of the payment of rent or any other allowed charge, or other breach of this lease, Landlord shall have full rights to terminate this Lease in accordance with state law and re-enter and claim possession of the leased premises, in addition to such other remedies available to Landlord arising from said breach.

6. This Lease shall be binding upon and inure to the benefit of the parties, their successors, assigns and personal representatives.

7. Additional lease terms: LESSEE SHALL HAVE OPTION TO RENEW FOR ONE YEAR & PURCHASE. SEE LETTER AS EXHIBIT "B".

         Signed AS IF, ALTHOUGH NOT ON, under seal this 1st day of December,
1998.


                                      ESTATE OF IVALENE KUYKENDALL
                                      ----------------------------------
                                      Landlord

                                      /s/ PAUL L. KUYKENDALL
                                      ----------------------------------
                                      Paul L. Kuykendall, Co-Executor


                                      P & A REMEDIATION, LLC.
                                      ----------------------------------
                                      Tenant

                                      /s/ B WALKER
                                      ----------------------------------
                                      B Walker, Auth. Off.